Exhibit 10.1

Execution Version

Certain identified information has been excluded from the exhibit because it is both not material and is the type that the Registrant treats as private or confidential. Triple asterisks [***] denote exclusions.

AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT

This AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT (this “Amendment”) is entered into as of July 2, 2024 (the “First Amendment Effective Date”), by and between KEZAR LIFE SCIENCES, INC., a Delaware corporation having an address at 4000 Shoreline Court, Suite 300, South San Francisco, CA 94080 (“Kezar”), EVEREST MEDICINES II (HK) LIMITED, a Hong Kong company with limited liability having an address at Unit 417 4/F, Lippo Centre Tower Two, No.89 Queensway Admiralty, HK (“Everest”), and solely for purposes of Section 4 (Acknowledgement of Guarantee) of this Amendment, EVEREST MEDICINES LIMITED, a Cayman Islands company with limited liability having an address at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Guarantor”). Kezar, Everest and Guarantor are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Kezar, Everest and, solely for certain purposes as set forth therein, Guarantor, are parties to that certain Collaboration and License Agreement, dated as of September 20, 2023 (the “Agreement”); and

WHEREAS, the Parties desire to amend or modify certain terms of the Agreement.

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.
Definitions. Capitalized terms that are used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
2.
Amendments to the Agreement. Section 3.2.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(c) [***]”

3.
Palizade Cost Sharing. In connection with the cost sharing obligations of the Parties under Section 5.3.4 (Cost Sharing) of the Agreement with respect to the Palizade Trial, Kezar and Everest hereby agree that the terms set forth on Annex A attached hereto shall apply. This Section 3 (Palizade Cost Sharing) of the Amendment, including the terms set forth on Annex A, shall survive the expiration or termination of the Agreement with respect to any payment obligations accruing hereunder before such expiration or termination.
4.
Acknowledgement of Guarantee. Guarantor hereby acknowledges that the guarantee contemplated by Section 15.6 (Guarantee) of the Agreement shall include the guarantee of payment and performance with respect to all of Everest’s obligations hereunder.

5.
Miscellaneous. This Amendment is made in accordance with Section 15.1 (Entire Agreement; Amendment) of the Agreement. Except as expressly set forth in this Amendment, the Agreement shall remain unmodified and in full force and effect, and the provisions of Article 15 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment, together with the Annex attached hereto, and to the Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby. In the event of a conflict between the terms of this Amendment, including the Annex attached hereto, and the Agreement, the terms of this Amendment shall control.
6.
Counterparts. This Amendment may be executed in counterparts by a single Party, each of which when taken together shall constitute one and the same agreement. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the First Amendment Effective Date.

kezar LIFE SCIENCES, INC.	EVEREST MEDICINES II (HK) LIMITED
By: /s/ Christopher Kirk, Ph.D. Name: Christopher Kirk, Ph.D. Title: Chief Executive Officer	By: /s/ Yongqing Luo Name: Yongqing LUO Title: Chief Executive Officer

IN WITNESS WHEREOF, Guarantor, solely for purposes of Section 4 (Acknowledgement of Guarantee), has executed this Amendment as of the First Amendment Effective Date.

EVEREST MEDICINES LIMITED
By: /s/ Yongqing Luo Name: Yongqing LUO Title: Chief Executive Officer

Annex A
Palizade Cost Sharing

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